UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 12, 2006
RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10140 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)
(502) 394-2100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.
     On May 12, 2006, the Executive Compensation Committee of the Board of Directors of Res-Care, Inc. approved the performance criteria for the incentive bonuses for ResCare’s executive officers for 2006 under their respective employment agreements. In each case, 50% of the officer’s bonus is based on the Company’s EBITDA performance. The other criteria are as follows:
Ralph G. Gronefeld, Jr., President of the Community Services Group
•	Balance of 50% based on the Group’s financial performance, Best in Class (quality measures) scores, development targets, employee stability, employee turnover, bad debt, workers compensation and auto claims. The Group financial performance, which also depends on meeting quality measures, is weighted slightly more heavily.
Vincent F. Doran, President of the Employment and Training Services Group
•	Balance of 50% based on the Group’s financial performance with almost equal weight given to ACS operations performance and the Group’s overall performance, both of which depend also on meeting quality measures.
Paul G. Dunn, President of Arbor E&T
•	Balance of 50% based on Arbor’s EBITDA performance, day sales outstanding for Arbor West, Arbor youth operations growth, new contracts and retained contracts. Arbor’s EBITDA performance, which also depends on meeting quality measures, is weighted more heavily than the other criteria.
Katherine W. Gilchrist, Senior Vice President for Accounts Receivable and Chief Project Management Officer
•	50% based on four categories each weighted equally: accounts receivable day sales outstanding for each of the Community Services Group and the Employment and Training Services Group, implementation of the periodic services scheduling system and implementation of the Arbor contract management system.
David Miles, Executive Vice President and Chief Financial Officer
•	50% based on four categories each weighted equally: controller succession, operational knowledge and relationship building, investor relations and Sarbanes-Oxley internal financial reporting controls.
Item 7.01 Regulation FD Disclosure.
     Attached as Exhibit 99.1 to this report is a copy of the presentation to be made by Res-Care, Inc. at the Bear Stearns 15th Annual Global Credit Conference in New York City on May 16, 2006.
Item 9.01 Financial Statements & Exhibits.

Exhibit Number	Description of Exhibit
99.1	Presentation to the Bear Stearns 15th Annual Global Credit Conference on May 16, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.
Date: May 12, 2006	By	/s/ Ronald G. Geary
Ronald G. Geary
Chairman, CEO and President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Presentation to be given at the Bear Stearns 15th Annual Global Credit Conference on May 16, 2006